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                                                                  EXHIBIT 10.51










PREPARED BY AND RETURN TO:
MOORE & VAN ALLEN, PLLC (JWG)
NATIONSBANK CORPORATE CENTER
100 NORTH TRYON STREET, 47TH FLOOR
CHARLOTTE, NORTH CAROLINA  28202-4003

               FIRST AMENDMENT TO MORTGAGE AND SECURITY AGREEMENT


         THIS FIRST AMENDMENT TO MORTGAGE AND SECURITY AGREEMENT (the "First Amendment") dated as of November 5, 1999, is by and between

         PALM BEACH BEDDING COMPANY, a Florida corporation, having an address of 2001 Lower Road, Linden, New Jersey 07036-6520 (the "Grantor"); and

         FIRST UNION NATIONAL BANK, a national banking association headquartered in Charlotte, North Carolina, in its capacity as Administrative Agent (in such capacity, the "Agent") for the lenders from time to time party to the Restated Credit Agreement described herein, having an address of 301 South College Street, One First Union Center, DC-5, Charlotte, North Carolina 28288-0737, (the "Lenders").

                              W I T N E S S E T H:

         WHEREAS, the Grantor, a wholly owned subsidiary of the Borrower (hereinafter defined), has previously executed a Mortgage and Security Agreement dated as of the 18th day of May, 1999 in favor of the Agent, as Mortgagee, recorded in the public records of Palm Beach County, Florida in Official Record Book 11129, Page 688 on May 24, 1999 (the "Mortgage"), in connection with loans and extensions of credit to Sleepmaster, L.L.C., a New Jersey limited liability company (the "Borrower") pursuant to the terms of the Credit Agreement, as referenced and defined in the Mortgage;

NOTICE TO RECORDER: PURSUANT TO SECTION 201.08, FLORIDA STATUTES (1999), THIS INSTRUMENT DOES NOT INCREASE THE $8,000,000 LIMITATION ON THE MORTGAGEE'S RECOVERY CONTAINED IN THE MORTGAGE BETWEEN THE PARTIES HERETO RECORDED IN BOOK 11129, PAGE 688 ON MAY 24, 1999 AND NO DOCUMENTARY STAMP TAX OR INTANGIBLE TAX IS DUE ON THIS INSTRUMENT.


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         WHEREAS, the Mortgage encumbered the land described on Exhibit A attached hereto and made a part hereof;

         WHEREAS, the parties to the Credit Agreement have agreed to enter into that certain Amended and Restated Credit Agreement of even date herewith (the "Restated Credit Agreement") pursuant to which the credit facilities extended to the Borrower will be increased to an amount up to $70,000,000.00 (collectively, the "Credit Facilities").

         WHEREAS, the Grantor and the Agent have agreed to amend the Mortgage as set forth herein and all defined terms used herein but not defined herein shall have the meaning given to them in the Mortgage.



                                   AGREEMENT:

         NOW, THEREFORE IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Limitation on Recovery. The limitation on recovery of $8,000,000 set forth in the Mortgage is hereby incorporated by reference and shall apply to the Mortgage as amended hereby.

         SECTION 2. Indebtedness. (a) The reference in the first recital of the Mortgage to $25,000,000 shall hereinafter be a reference to $70,000,000. Similarly, the reference in Section 6.12 of the Mortgage to $25,000,000 shall hereinafter be a reference to $70,000,000.

         (b) Subparagraph (a) of Section 1.1 of the Mortgage is hereby amended and restated in its entirety as follows:

         "(a) The Agent and the Lenders have agreed to establish a $70,000,000 senior secured credit facility (hereinafter the loans and extensions of credit thereunder may be called the "Obligations") in favor of the Sleepmaster L.L.C., a New Jersey limited liability company (the "Borrower") pursuant to the terms of that certain Amended and Restated Credit Agreement dated as of the date hereof among the Borrower, Sleepmaster Holdings, L.L.C., as the Parent, the domestic subsidiaries of the Borrower (including the Grantor) (individually a "Guarantor" and collectively with the Grantor, the "Guarantors"), the Agent and the Lenders (as amended, modified, extended, renewed or replaced from time to time, the "Restated Credit Agreement") and as evidenced by (i) those revolving credit promissory notes of the Borrower, under which sums may be advanced, paid back or readvanced (as referenced and defined in the Restated Credit Agreement, as amended, modified, supplemented, extended, renewed or replaced from time to time, the "Revolving Notes"), (ii) those term promissory notes of the Borrower (as referenced and defined in the Restated Credit Agreement, as amended, modified,


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         supplemented, extended, renewed or replaced from time to time, the
         "Term Notes") and (iii) those letters of credit for the account of the Borrower or any other Credit Party (as referenced in the Restated Credit Agreement, the "Letters of Credit"). The Revolving Notes and the Term Notes shall hereinafter collectively be called the "Notes." Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Restated Credit Agreement. This Mortgage is given to secure the payment of the Borrower and the Grantor under any Hedging Agreements (as defined in the Restated Credit Agreement) and all indebtedness and other obligations now or hereafter owing under the Notes, the Letters of Credit, the Restated Credit Agreement, this Mortgage and the other Credit Documents (collectively, the "Indebtedness")."

         SECTION 3. Ratification. Except as hereby modified, the terms and conditions of the Mortgage (and Exhibits) remain in full force and effect. The parties, by their execution hereof, hereby ratify, affirm and approve the Mortgage (and Exhibits) as modified by this First Amendment.

         SECTION 4. Governing Law. This First Amendment shall be governed by and construed in accordance with, the laws of the State of Florida.




                  [Remainder of Page Intentionally Left Blank]



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         IN WITNESS WHEREOF, the parties hereto have executed this First
Amendment under seal as of the above written date.


WITNESSES:                                PALM BEACH BEDDING COMPANY, a Florida
                                          corporation

                                          By:
                                             --------------------------------
By                                         Name (Printed):
  ------------------------------                          -------------------
Name (Printed):                           Title:
               -----------------                -----------------------------

By
  ------------------------------
Name (Printed):
               -----------------





STATE OF
         ------------------------

COUNTY OF
         ------------------------


         The foregoing instrument was acknowledged before me this ____ day of __________ , 1999 by ____________________ as ____ of Palm Beach Bedding Company,
a Florida corporation, behalf of the corporation. He/she personally appeared before me and is/are personally known to me or produced ___________________ as identification.

                                            Notary:
                                                   --------------------------
[NOTARIAL SEAL]                             Printed Name:
                                                         --------------------
                                            Notary Public, State of
                                                                   ----------



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                                           FIRST UNION NATIONAL BANK, a national
                                           banking association
WITNESSES:
                                          By:
                                             --------------------------------
By                                         Name (Printed):
  ------------------------------                          -------------------
Name (Printed):                           Title:
               -----------------                -----------------------------

By
  ------------------------------
Name (Printed):
               -----------------





STATE OF
         ------------------------

COUNTY OF
         ------------------------


         The foregoing instrument was acknowledged before me this____ day of_________________ , 1999 by_______________________ as_______________ of FIRST
UNION NATIONAL BANK, a national banking association, on behalf of the banking association. He/she personally appeared before me and is/are personally known to me or produced ________________________________________ identification.

                                            Notary:
                                                   --------------------------
[NOTARIAL SEAL]                             Printed Name:
                                                         --------------------
                                            Notary Public, State of
                                                                   ----------



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                                    Exhibit A

                               (Legal Description)